GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated February 25, 2016 to the

Prospectus and Summary Prospectus dated April 30, 2015, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Acadian Asset Management LLC, QMS Capital Management LP and Russell Implementation Services Inc. will now serve as Underlying Managers of the Fund.

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” in the Prospectus and the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Portfolio Management” in the Summary Prospectus:

As of the date of this Prospectus, as supplemented, Acadian Asset Management LLC (“Acadian”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), Polaris Capital Management, LLC (“Polaris”), QMS Capital Management LP (“QMS”), Russell Implementation Services Inc. (“RIS”) and Sirios Capital Management, L.P. (“Sirios”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added before “Ares Capital Management II LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, Massachusetts 02110, an investment adviser registered with the SEC, specializes in systematic, active global and regional equity strategies. As of December 31, 2015, Acadian and its wholly-owned affiliates had approximately $66.8 billion in assets under management. With respect to the Fund, the firm manages an allocation within the Relative Value strategy.

The following is added below “Polaris Capital Management, LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

QMS Capital Management LP

QMS Capital Management LP (“QMS”), located at 240 Leigh Farm Road, Suite 450, Durham, North Carolina 27707, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), focuses primarily on systematic global macro investment strategies. Founded in 2008, QMS had a trading level of approximately $2.31 billion as of December 31, 2015. With respect to the Fund, the firm manages an allocation within the Tactical Trading strategy.

Russell Implementation Services Inc.

Russell Implementation Services Inc. (“RIS”), located at 1301 2nd Avenue, 18th Floor, Seattle, Washington 98101, an investment adviser registered with the SEC, focuses on providing implementation solutions designed to improve portfolio performance while simultaneously reducing exposure to unintended risks. Strategies include beta completion, multi-asset rebalancing, dynamic asset allocation, transition management and currency overlays. The firm had approximately $72 billion in assets under management as of September 30, 2015. With respect to the Fund, the firm manages a beta completion mandate that is designed to achieve a target beta exposure for the overall Fund.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

MMALTMGRSTK 02-16